THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ANY EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT THERETO SHALL BE EFFECTIVE UNDER THE SECURITIES ACT, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Date of Issuance: August 31, 2009

No. ____________

For the Purchase
of 7,665,731 shares
of Common Stock

WARRANT TO PURCHASE

COMMON STOCK

OF

ZOO ENTERTAINMENT, INC.

(A DELAWARE CORPORATION)

ZOO ENTERTAINMENT, INC., a Delaware corporation (the "Company"), for value received, hereby certifies that Solutions 2 GO Inc., a Canadian corporation (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date hereof (the "Initial Exercise Date") at or before the earlier of 5:00 p.m. New York City time on August 31, 2014, subject to Section 4 hereof (the "Expiration Date") and the termination of this Warrant as provided in Section 7 hereof, 7,665,731 shares of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"), at a purchase price per share equal to $0.30 per share (the "Exercise Price"), as adjusted upon the occurrence of certain events as set forth in Section 2 of this Warrant. The shares of stock issuable upon exercise of this Warrant, and the purchase price per share, are hereinafter referred to as the "Warrant Stock" or "Warrant Shares", and the "Purchase Price," respectively. This Warrant is issued by the Company as of the date hereof in

connection with the Company's execution of that certain Advance Agreement, pursuant to which the Company has received cash advances in the amount of $1,999,999.

1. Exercise.

1.1 Manner of Exercise; Payment in Cash. Subject to Section 4 hereof, this Warrant may be exercised by the Holder, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date, by delivery to the Company of the purchase form (the "Purchase Form") appended hereto as Exhibit A duly executed by the Holder, at the principal office of the Company, or at such other place as the Company may designate, and, within three Trading Days of the date that such Purchase Form is delivered to the Company, the Company shall have received the payment of the aggregate Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. Payment of the Purchase Price shall be in cash or by certified or official bank check payable to the order of the Company. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Purchase Form is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Purchase Form within three (3) business days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. **The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.**

1.2 Effectiveness. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1 above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1.3 below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

1.3. Exercise and Delivery of Certificates.

(a) Certificates for shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is then a participant in such system and either (A) there is an effective Registration Statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the address specified by the Holder in the Purchase Form by the date that is three (3) Trading Days after the latest of (A) the delivery to the Company of the Purchase Form, (B) surrender of this Warrant (if required), and (C) payment of the aggregate Exercise Price as set forth above (including by cashless exercise, if permitted) (such date, the "Warrant Share Delivery Date"). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Purchase Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, prior to the issuance of such shares, having been paid. If the Company fails for any reason to deliver to the Holder certificates evidencing the Warrant Shares subject to a Purchase Notice by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Purchase Notice), $5 per Trading Day (increasing to $10 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after the third Trading Day after such Warrant Share Delivery Date until such certificates are delivered or Holder rescinds such exercise.

(b) In case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock (without giving effect to any adjustment therein) equal to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Holder upon such exercise as provided in Section 1.1 above.

(c) If the Company fails to cause the Transfer Agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares by the Warrant Share Delivery Date, then, the Holder will have the right to rescind such exercise.

(d) In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-

In"), then the Company shall, within five (5) Trading Days after the Holder's written request, (A) pay in cash to the Holder the amount, if any, by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, at which point the Company's obligation to deliver such certificate (and to issue such Warrant Shares) shall terminate and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(e) Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto as Exhibit B, duly executed by the Holder, and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

(f) For purposes of this Section 1.3, "**VWAP**" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on

the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

1.4 Right to Convert Warrant into Stock: Net Issuance.

(a) Right to Convert. Subject to Section 6, in addition to and without limiting the rights of the Holder under the terms of this Warrant, if at any time or from time to time the Warrant Stock is not registered pursuant to an effective registration statement, then from such time and continuing until the Warrant Stock is so registered, the Holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Warrant Stock as provided in this Section 1.4 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any Purchase Price or any cash or other consideration) that number of shares of fully paid and nonassessable Warrant Stock equal to the quotient obtained by dividing (X) the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (b) hereof), which value shall be determined by subtracting (A) the aggregate Purchase Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as herein defined) by (Y) the fair market value of one share of Warrant Stock on the Conversion Date (as herein defined).

Expressed as a formula, such conversion shall be computed as follows:

$$X = \frac{B-A}{Y}$$

where: X = the number of shares of Warrant Stock that may be issued to Holder

Y = the fair market value (FMV) of one share of Warrant Stock

A = the aggregate Warrant Price (i.e., Converted Warrant Shares x Purchase Price)

B = the aggregate FMV (i.e., FMV x Converted Warrant Shares)

No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share of the Conversation Date (as herein defined).

(b) Method of Exercise. The Conversion Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with the Subscription Form in the form attached hereto duly completed and executed and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 1.4(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), and, at the election of the Holder hereof, may be made contingent upon the occurrence of any of the events specified in Section 7. Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new Warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder within thirty (30) days following the Conversion Date.

(c) Determination of Fair Market Value. For purposes of this Section 1.4, "fair market value" of a share of Warrant Stock as of a particular date (the "Determination Date") shall be determined as follows:

(1) If the Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") Stock Market, then the closing price on the day before the Determination Date; or

(2) If the Common Stock is not traded on an exchange or on the NASDAQ Stock Market but is traded in the over-the-counter market, then the closing price on the day before the Determination Date; or

(3) In the event that the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up with respect to the Warrant Stock under the Company's Certificate of Incorporation, then the fair market value per share of the Warrant Stock shall be determined by aggregating all amounts to be payable per share to holders of the Warrant Stock in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Warrant Stock in liquidation, assuming for the purposes of this subsection that all of the

shares of Warrant Stock issuable upon exercise of all of the Warrants are outstanding at the Determination Date; or

(4) In all other cases, the fair market value per share of the Warrant Stock shall be determined in good faith by the Company's Board of Directors upon review of relevant factors.

1.5. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value of the Warrant Stock reasonably determined by The Board of Directors of the Company (and, in the case of a conversion of this Warrant, in accordance with Section 1.4(c)).

2. Certain Adjustments. The Purchase Price and the number of shares of Warrant Stock deliverable upon exercise of the Warrant shall be subject to adjustment from time to time as follows:

2.1 Subdivision, Consolidation, Reclassification or Change in Common Stock. In the event of any subdivision, consolidation, reclassification or change of the Common Stock into a greater or lesser number or different class or classes of stock, the number of shares of Warrant Stock deliverable upon exercise of this Warrant shall be determined in accordance with the terms of the Certificate of Incorporation, and the Purchase Price for such Warrant Stock shall be proportionately reduced. Any adjustment made pursuant to this Section 2.1 shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

2.2 Subdivision, Consolidation, Reclassification or Change in Warrant Stock. In the event of any consolidation, reclassification or change of the Warrant Stock into a lesser number or different class or classes of stock, the number of shares of Warrant Stock deliverable upon exercise of this Warrant shall be proportionally decreased and the Purchase Price for such Warrant Stock shall be proportionately increased. In the event of any subdivision, reclassification or change of the Warrant Stock into a greater number or different class or classes of stock, the number of shares of Warrant Stock deliverable upon exercise of this Warrant shall be proportionally increased and the Purchase Price for such Warrant Stock shall be proportionately reduced. Any adjustment made pursuant to this Section 2.2 shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

2.3 Dividends or Other Distributions. In the event that the Company issues additional shares of Common Stock as a dividend or other distribution with respect to the Common Stock, the number of shares of Warrant Stock deliverable upon exercise of this Warrant shall be determined in accordance with the terms of the Certificate of Incorporation, and the Purchase Price for such Warrant Stock shall be proportionately reduced. Any adjustment made pursuant to this Section 2.3 shall become effective

immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution.

2.4 Merger, Consolidation or Sale of Assets. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section and shall, at the option of the holder of this Warrant, deliver to the Holder in exchange

for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

2.5 Under the Anticipated Qualified Financing. The Company and Holder acknowledge that the number of shares purchasable under this Warrant is intended to represent six percent of the Company's Modified Fully Diluted Shares after the occurrence of the Anticipated Qualified Financing as calculated pursuant to the Capitalization Table, attached hereto as Exhibit A. If the Anticipated Qualified Financing raises any amount other than the anticipated $15,150,000, then the Modified Fully Diluted Shares shall be recalculated in the same manner as set forth on Exhibit A and the amount of Warrant Shares shall be increased or reduced, as the case may be, to an amount equal to six percent of the recalculated Modified Fully Diluted Shares. As used herein, "Anticipated Qualified Financing" means (i) a sale of the common shares of the Company that results in gross proceeds to the Company in connection with that certain Private Placement memorandum dated July 29, 2009, plus (ii) the exchange of certain convertible notes issued by the Company in the aggregate original principle amount of $11,150,000 for shares of the Company's common stock. "Modified Fully Diluted Shares" means as if all outstanding convertible stock, warrants, and stock options that are, directly or indirectly convertible into common stock of the Company at a price of $0.75 or less had been so converted into common stock.

2.6 Subsequent Equity Sales. (a) During the period beginning on the initial closing date of the Financing (as defined in Section 6.1) and ending on the date that is 12 months after the Effective Date (as defined in Section 6.1), while this Warrant is outstanding, if the Company or any Subsidiary thereof, as applicable, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) (i) any warrants entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then effective Exercise Price (such lower price, the "Warrant

Base Share Price," and such issuances collectively, a "Warrant Dilutive Issuance") (if the holder of the warrants so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, be entitled to receive shares of Common Stock at an effective price per share that is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Warrant Dilutive Issuance), then, the Exercise Price shall be reduced and only reduced to equal the Warrant Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Purchase Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Purchase Price prior to such adjustment and (ii) any Common Stock or Common Stock Equivalents (other than warrants) (as defined below) entitling any Person to acquire shares of Common Stock, at an effective price per share less than $0.20 (as may be adjusted for stock splits, stock dividends and similar events) (such lower price, the "Common Stock Base Share Price," and such issuances collectively, a "Common Stock Dilutive Issuance" and together with a Warrant Dilutive Issuance, a "Dilutive Issance") (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than $0.20 (as may be adjusted for stock splits, stock dividends and similar events), such issuance shall be deemed to have occurred for less than $0.20 (as may be adjusted for stock splits, stock dividends and similar events) on such date of the Common Stock Dilutive Issuance), then, the Exercise Price shall be reduced and only reduced to equal the Common Stock Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Purchase Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Purchase Price prior to such adjustment. Such adjustments shall be made whenever a Dilutive Issuance is made, subject to this Section 2.6. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 2.6 in respect of an Exempt Issuance.

(b) For purposes of this Section 2.6 "**Exempt Issuance**" shall mean (A) shares of Common Stock or Common Stock Equivalents issued or issuable to directors, officers, employees or consultants of the Company in connection with their service as directors or officers of the Company, their employment by the Company or their retention as consultants by the Company pursuant to any benefit plans, programs or agreements approved by the Company's board of directors or any committee thereof (provided, however, all future issuances to consultants shall be limited to 7% of the outstanding shares of Common Stock on a fully-diluted basis (exclusive of any outstanding warrants of the Company) as of the date of issuance, in the aggregate, during any 12 month period, except that it is expressly acknowledged and agreed that the limitation set forth in this proviso shall not be applicable to any shares of Common Stock or Common Stock Equivalents issued or issuable pursuant to existing agreements previously approved by

the Company's board of directors or any committee thereof), (B) shares of Common Stock issued (or issuable upon exercise of rights, options or warrants outstanding from time to time) to financial institutions, equipment lessors, brokers or similar persons in connection with commercial credit arrangements, equipment financings, commercial property lease transactions or similar transactions, (C) securities issued in connection with an acquisition, combination, strategic alliance or similar transaction, which transactions are approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (D) shares of Common Stock or Common Stock Equivalents issued (or issuable upon exercise of rights, options or warrants outstanding from time to time) for bona fide services, (E) shares of Common Stock or Common Stock Equivalents issued or issuable as a result of any stock split, combination, dividend, distribution, reclassification, exchange or substitution, (F) shares of Common Stock issuable upon exercise of rights, options, warrants, notes or other rights to acquire securities of the Company outstanding as of the date hereof, including any shares of Common Stock issuable upon conversion of the Company's senior secured convertible notes, in the aggregate original principal amount of $11,150,000 (the "Notes"), or pursuant to any antidilution or price protection provisions granted with respect thereto and (G) shares of Common Stock or Common Stock Equivalents issued or issuable pursuant to the terms of the financing currently contemplated by the Company to raise up to $10 million, including any shares of Common Stock issuable upon exercise of the warrants issued in connection therewith, and including any shares of Common Stock or Common Stock Equivalents issued or issuable pursuant to any antidilution or price protection provisions set forth in the warrants issued in connection therewith or the Securities Purchase Agreement in connection therewith, including any provisions which are substantially similar to the provisions set forth in this Section 2.5 hereof. "**Common Stock Equivalents**" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(c) The Company shall notify the Holder, in writing, no later than one (1) Trading Day following the issuance of any warrants, Common Stock or Common Stock Equivalents subject to this Section 2.6, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 2.6, upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is

entitled to receive a number of Warrant Shares based upon the Warrant Base Share Price or the Common Stock Base Share Price, as applicable, regardless of whether the Holder accurately refers to the Warrant Base Share Price or the Common Stock Base Share Price, as applicable, in the Purchase Form.

2.7 Certificate of Adjustment. When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Delivery of such certificate shall be deemed to be a final and binding determination with respect to such adjustment unless challenged by the Holder within ten (10) days of receipt thereof. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in this Section 2.

3. Compliance with Securities Act.

3.1 Unregistered Securities. The Holder acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any successor legislation (the "Securities Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock in the absence of (i) an effective registration statement under the Securities Act covering this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable "blue sky" or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act. The Company may delay issuance of the Warrant Stock until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

3.2 Investment Letter. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

3.3 Legend. Certificates delivered to the Holder pursuant to Section 1.3 shall bear the following legend or a legend in substantially similar form:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN FOR INVESTMENT AND THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM REGISTRATION IS THEN AVAILABLE. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES."

4. Reservation of Stock. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of Warrant Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights and rights of first refusal.

5. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

6. Registration Rights.

6.1 Definitions. In addition to the terms defined elsewhere in this Warrant, for all purposes of this Warrant, the following terms shall have the meanings indicated in this Section 6.1:

"Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

"Closing" means the final closing date of the Financing.

"Commission" means the United States Securities and Exchange Commission.

"Effective Date" means the date that the Registration Statement is first declared effective by the Commission.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"**Filing Date**" means within 60 calendar days after the Closing, whichever is later.

"**Financing**" means, that certain financing currently contemplated by the Company to raise up to $10 million through the sale of Common Stock.

"**Indemnifying Party**" has the meaning set forth in Section 6.5(c).

"**Losses**" means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable attorneys' fees.

"**Proceeding**" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"**Prospectus**" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

"**Registrable Securities**" means shares of Common Stock issuable upon exercise of this Warrant; provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, however, that shares of Common Stock shall cease to be Registrable Securities upon any permitted sale of such shares pursuant to (i) a registration statement filed under the Securities Act, or (ii) Rule 144 promulgated under the Securities Act.

"**Registration Statement**" means each registration statement required to be filed under this Section 6, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

"**Required Effectiveness Date**" means within 90 calendar days after the Filing Date, or within 180 calendar days after the Filing Date in the event the Registration Statement is reviewed by the Commission.

"**Rule 415**" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Securities Act" means the Securities Act of 1933, as amended.

"Selling Stockholder Questionnaire" means a questionnaire as may reasonably be adopted by the Company from time to time.

"Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) or (ii) hereof, then Trading Day shall mean a Business Day.

"Trading Market" means whichever of the NYSE, the NYSE Amex, the NASDAQ Stock Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

"Transaction Documents" means this Warrant and any other documents or agreements executed in connection with the transactions contemplated hereunder.

"Transfer Agent" means Empire Stock Transfer, Inc., or any successor transfer agent for the Company.

6.2 Registration Statement.

(a) As promptly as possible, and in any event on or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act).

(b) The Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than five (5) Trading Days following the date that the Selling Stockholder Questionnaire is provided by the Company to the Holder. At least five (5) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify the Holder of the information the Company requires from the Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within two (2) Trading Days prior to the applicable anticipated filing date. The Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless the Holder has returned to the Company a completed and signed Selling Stockholder

Questionnaire and a response to any requests for further information as described in the previous sentence. If the Holder returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its commercially reasonable efforts at the expense of the Holder who failed to return the Selling Stockholder Questionnaire or to respond for further information to take such actions as are required to name the Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. The Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 6.2(b) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(c) The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date that all Warrant Shares covered by such Registration Statement have been sold or that all Warrant Shares that would otherwise be covered by such Registration Statement can be resold by the Holder without restriction (including volume limitations and current public information requirements) pursuant to Rule 144 of the Securities Act (the **"Effectiveness Period"**); provided that, upon notification by the Commission that a Registration Statement will not be reviewed or is no longer subject to further review and comments, the Company shall request acceleration of such Registration Statement within five (5) Trading Days after receipt of such notice and request that it become effective on 4:00 p.m. New York City time on the Effective Date and file a prospectus supplement for any Registration Statement, whether or not required under Rule 424 (or otherwise), by 9:00 a.m. New York City time the day after the Effective Date. For purposes of clarification, in the event that the Holder is able to resell such Holder's Warrant Shares without restriction (including volume limitations) pursuant to Rule 144 of the Securities Act, the Company shall not have any obligation to keep the Registration Statement continuously effective to cover the resale of the Holder's Warrant Shares. Failure to so notify the Holder within two (2) Trading Days of such notification of effectiveness or failure to file a final Prospectus as foresaid shall be deemed an Event under Section 6.2(e).

(d) The Company shall notify the Holder in writing promptly (and in any event within five Trading Days) after receiving notification from the Commission that the Registration Statement has been declared effective.

(e) Should an Event (as defined below) occur, then upon the occurrence of such Event, and on every monthly anniversary thereof until the applicable Event is cured, the Company shall pay to the Holder an amount in cash, as liquidated damages and not as a penalty, equal to one percent (1.0%) of (i) the number of Warrant Shares held by the

Holder as of the date of such Event, multiplied by (ii) the purchase price paid by the Holder for such Warrant Shares then held; provided, however, that the total amount of payments pursuant to this Section 6.2(e) shall not exceed, when aggregated with all such payments paid, six percent (6%) of the aggregate purchase price of the Warrant Shares issued pursuant to this Warrant. The payments to which the Holder shall be entitled pursuant to this Section 6.2(e) are referred to herein as "**Event Payments**." Any Event Payments payable pursuant to the terms hereof shall apply on a pro rated basis for any portion of a month prior to the cure of an Event. All pro rated calculations made pursuant to this paragraph shall be based upon the actual number of days in such pro rated month. Notwithstanding the foregoing, the maximum payment to the Holder associated with all Events in the aggregate shall not exceed (i) in any 30-day period, an aggregate of 1.0% of the purchase price paid by the Holder for its Warrant Shares then held (plus interest accrued thereon, if applicable) and (ii) 6.0% of the purchase paid by the Holder for its Warrant Shares then held. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

For such purposes, each of the following shall constitute an "**Event**":

(i) the Registration Statement is not filed on or prior to the Filing Date;

(ii) the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be "reviewed" or will not be subject to further review; or

(iii)the Company does not respond to comments received from the Commission with respect to the Registration Statement within 30 calendar days of receipt of such comments.

(f) Notwithstanding anything in this Agreement to the contrary, after sixty (60) consecutive Trading Days of continuous effectiveness of the initial Registration Statement filed and declared effective pursuant to this Agreement, the Company may, by written notice to the Holder, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Holder immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company is engaged in a material merger, acquisition or sale and the Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such activity, (A) it would be materially detrimental to the Company (other than as

relating solely to the price of the Common Stock) to maintain a Registration Statement at such time or (B) it is in the best interests of the Company to suspend sales under such registration at such time. Upon receipt of such notice, the Holder shall immediately discontinue any sales of Registrable Securities pursuant to such registration until the Holder is advised in writing by the Company that the current Prospectus or amended Prospectus, as applicable, may be used. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company's Board of Directors) the failure to require such suspension would be materially detrimental to the Company. The Company's rights under this Section 6.2(f) may be exercised for a period of no more than 20 Trading Days at a time and not more than once in any twelve-month period, without such suspension being considered as part of an Event Payment determination. Immediately after the end of any suspension period under this Section 6.2(f), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Holder to publicly resell its Registrable Securities pursuant to such effective Registration Statement.

(g) Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to Section 6.2(e), if any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and the Securities Act (the "**SEC Guidance**") sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by the Holder as to its Registrable Securities, the Company will reduce, on a pro rata basis, all Registrable Securities and any other securities included in the Registration Statement, other than those securities (which shall not be subject to such pro rata reduction) included in the Registration Statement that were issued pursuant to that certain Mutual Settlement, Release and Waiver Agreement, as amended, dated as of June 18, 2009, by and among the Company, Zoo Games, Inc., Zoo Publishing, Inc. and the individual plaintiffs set forth therein, and other than those securities (which shall not be subject to such pro rata reduction) included in the Registration Statement that were issued upon conversion of the Notes. Thereafter, the securities that may be included in the Registration Statement shall be determined among the Warrant Shares held by the Holder and the registrable securities issued or issuable in connection with the Financing, and the number of Warrant Shares which may be included shall be determined by multiplying the total number of shares available for inclusion in such Registration Statement by a fraction, the numerator of which shall be the total number of Warrant Shares held by the Holder, and the denominator of which shall equal the total number of Warrant Shares held by the Holder plus the total number of shares issued or issuable in connection with the Financing, after giving effect to such cutbacks. In the event of a cutback hereunder, the Company shall give the Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder's allotment. If for any reason the Commission does not

permit all of the Registrable Securities to be included in the Registration Statement filed pursuant to this Section 6.2, or for any other reason any Registrable Securities are not permitted by the Commission to be included in a Registration Statement filed under this Agreement, then the Company shall prepare and file as soon as possible after the date on which the Commission shall indicate as being the first date or time that such filing may be made, an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Notwithstanding the foregoing, the Company shall only have such obligations until the earlier of (i) all Registrable Securities have been registered pursuant to an effective Registration Statement, (ii) the Registrable Securities may be resold without restriction (including volume limitations and current public information requirements) pursuant to Rule 144 of the Securities Act or (iii) the Holder agrees to be named as an underwriter in any such Registration Statement. The Company shall cause each such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than its Effective Date, and shall use its best efforts to keep such Registration Statement effective under the Securities Act during the entire Effectiveness Period.

6.3 Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

(a) (i) Subject to Section 6.2(f), prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible (except to the extent that the Company reasonably requires additional time to respond to accounting comments), to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holder thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(b) Notify the Holder as promptly as reasonably possible, and (if requested by the Holder confirm such notice in writing no later than two Trading Days thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a "review" of any Registration Statement; (ii) the Commission comments in writing on any Registration Statement; (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state

governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (viii) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided that, any and all of such information shall remain confidential to the Holder until such information otherwise becomes public, unless disclosure by the Holder is required by law; provided, further, that notwithstanding the Holder's agreement to keep such information confidential, the Holder makes no acknowledgement that any such information is material, non-public information.

(c) Use its commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(d) If requested by the Holder, provide the Holder without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(e) (i) In the time and manner as may be required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to the Holder evidence of such listing; and (iv) during the Effectiveness Period, maintain the listing of such shares of Common Stock on each such Trading Market, as applicable.

(f) Prior to any resale of Registrable Securities, use its reasonable efforts to register or qualify or cooperate with the selling Holder in connection with the registration

or qualification (or exemption from such registration or qualification) of such Registrable Securities for resale under the securities or Blue Sky laws of such jurisdictions within the United States as the Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g) Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as the Holder may reasonably request.

(h) Upon the occurrence of any event described in Section 6.3(b)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) Cooperate with any reasonable due diligence investigation undertaken by the Holder in connection with the sale of Registrable Securities, including, without limitation, by making available documents and information; provided that the Company will not deliver or make available to the Holder material, nonpublic information unless the Holder requests in advance in writing to receive material, nonpublic information and agrees to keep such information confidential.

(j) Comply with all rules and regulations of the Commission applicable to the registration of the Registrable Securities.

(k) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Holder or to make any Event Payments set forth in Section 6.2(d) to the Holder that such Holder furnish to the Company information regarding itself, the Registrable Securities and other shares of Common Stock held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably

required to effect the registration of such Registrable Securities and shall complete and execute such documents in connection with such registration as the Company may reasonably request.

(l) The Company shall comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Holder in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holder is required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

6.4 Registration Expenses. The Company shall pay all fees and expenses incident to the performance of or compliance with Section 6 of this Warrant, whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company's counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) if not previously paid by the Company in connection with any documents or information required by FINRA Rule 5110 to be filed with FINRA, with respect to any filing that may be required to be made by any broker through which the Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of the Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holder.

6.5 Indemnification

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Holder, the officers, directors, partners, members, agents and employees of each of them, each Person who controls the Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of Company prospectus or in any amendment or supplement thereto or in any Company preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding the Holder furnished in writing to the Company by the Holder for use therein, or to the extent that such information relates to the Holder or the Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved by the Holder in writing expressly for use in the Registration Statement, or (ii) with respect to any prospectus, if the untrue statement or omission of material fact contained in such prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company to the Holder, and the Holder seeking indemnity hereunder was advised in writing not to use the incorrect prospectus prior to the use giving rise to Losses.

(b) Indemnification by the Holder. The Holder shall indemnify and hold harmless the Company and its directors, officers, agents and employees to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of the Holder's failure to comply with the prospectus delivery requirements of the Securities Act, or any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, but only to the extent that (i) such untrue statements or omissions are based solely upon information regarding the Holder furnished to the Company by the Holder in writing expressly for use therein, or to the extent that such information relates to the Holder or the Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Holder expressly for use in the Registration Statement (it being understood that the information provided by the Holder to the Company in the Selling Stockholder

Questionnaire and other information provided by the Holder to the Company in or pursuant to the Transaction Documents constitutes information reviewed and expressly approved by the Holder in writing expressly for use in the Registration Statement), such Prospectus or such form of prospectus or in any amendment or supplement thereto. In no event shall the liability of the selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by the Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "**Indemnified Party**"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "**Indemnifying Party**") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of separate counsel shall be at the expense of the Indemnifying Party). It shall be understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding (including separate Proceedings that have been or will be consolidated before a single judge) be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such

Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification under Sections 5.4(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.5(d), the Holder shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by the Holder from the sale of the Registrable Securities subject to the Proceeding exceed the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of

such fraudulent misrepresentation. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.6 Dispositions. The Holder agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell its Registrable Securities in accordance with the plan of distribution set forth in the Prospectus. The Holder further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.3(b)(v), (vi) or (vii), the Holder will discontinue disposition of such Registrable Securities under the Registration Statement until the Holder is advised in writing by the Company that the use of the Prospectus, or amended Prospectus, as applicable, may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. Both the Company and the Transfer Agent, and their respective directors, officers, employees and agents, may rely on this subsection.

6.7 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to the Holder not then eligible to sell all of its Registrable Securities under Rule 144 in a three-month period, written notice of such determination and if, within ten days after receipt of such notice, the Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities the Holder requests to be registered. Notwithstanding the foregoing, in the event that, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Holder has requested inclusion hereunder as the underwriter shall permit; provided, however, that the priority of the shares to be included in such Registration Statement shall be on the same terms set forth in Section 6.2(g) hereof. If an offering in connection with which the Holder is entitled to registration under this Section 6.7 is an underwritten offering, then the Holder shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering and shall enter into an underwriting agreement in a form and

substance reasonably satisfactory to the Company and the underwriter or underwriters. Upon the effectiveness the registration statement for which piggy-back registration has been provided in this Section 6.7, any Event Payments payable to the Holder whose Registrable Securities are included in such registration statement shall terminate and no longer be payable.

7. Transferability. Subject to compliance with any applicable securities laws and the conditions set forth hereof and to the provisions of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

8. No Rights as Stockholder. Until the exercise of this Warrant, the Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

9. Notices. All notices, requests and other communications hereunder shall be in writing, shall be either (i) delivered by hand, (ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered mail, postage prepaid, return receipt requested. In the case of notices from the Company to the Holder, they shall be sent to the address furnished to the Company in writing by the last Holder who shall have furnished an address to the Company in writing. All notices from the Holder to the Company shall be delivered to the Company at Zoo Entertainment, Inc., 2121 Avenue of the Stars, Suite 2500, Los Angeles, CA 90067, Attn: President, or such other address as the Company shall so notify the Holder. All notices, requests and other communications hereunder shall be deemed to have been given (i) by hand, at the time of the delivery thereof to the receiving party at the address of such party described above, (ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notices is delivered to the courier service, or (iv) if sent by registered mail, on the fifth business day following the day such mailing is made.

10. Amendment, Modification and Waiver. This Warrant may be amended or modified, and any provision hereof and thereof may be waived, with the written consent of the Company and the Holder. Any waiver or consent hereunder shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

11. Headings. The headings in this Warrant are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions of this Warrant.

12. Governing Law. This Warrant will be governed by and construed in accordance with and governed by the law of the State of New York, without giving effect to the conflict of law principles thereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

ZOO ENTERTAINMENT, INC.

By: _______________ , 8-31-09
Name: MARKE SEREMET
Title: CEO

EXHIBIT A

PURCHASE FORM

To: ZOO ENTERTAINMENT, INC.

The undersigned pursuant to the provisions set forth in the attached Warrant (No. W-____), hereby irrevocably elects to (check one):

_____ (A) purchase ___ shares of Common Stock, par value $0.001 per share (the "Common Stock") of ZOO ENTERTAINMENT, INC., covered by such Warrant and herewith makes payment of $____________, representing the full purchase price for such shares at the price per share provided for in such Warrant; or

_____ (B) convert ___ Converted Warrant Shares into that number of shares of fully paid and nonassessable shares of Common Stock, determined pursuant to the provisions of Section 1.4 of the Warrant.

The Common Stock for which the Warrant may be exercised or converted shall be known herein as the "Warrant Stock."

The undersigned is aware that the Warrant Stock has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws. The undersigned understands that reliance by the Company on exemptions under the Securities Act is predicated in part upon the truth and accuracy of the statements of the undersigned in this Purchase Form.

The undersigned represents and warrants that (1) it has been furnished with all information which it deems necessary to evaluate the merits and risks of the purchase of the Warrant Stock, (2) it has had the opportunity to ask questions concerning the Warrant Stock and the Company and all questions posed have been answered to its satisfaction, (3) it has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Warrant Stock and the Company and (4) it has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Warrant Stock and to make an informed investment decision relating thereto.

The undersigned represents and warrants that it is an (a) an "accredited investor" as defined in Rule 501(a) under the Securities Act, (b) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act and/or (c) a non-U.S. person and satisfies the other conditions for issuance under the provisions of Regulation S. The undersigned represents and

warrants that it is not a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended.

The undersigned hereby represents and warrant that it is purchasing the Warrant Stock for its own account for investment and not with a view to the sale or distribution of all or any part of the Warrant Stock.

The undersigned understands that because the Warrant Stock has not been registered under the Securities Act, it must continue to bear the economic risk of the investment for an indefinite period of time and the Warrant Stock cannot be sold unless it is subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

The undersigned agrees that it will in no event sell or distribute or otherwise dispose of all or any part of the Warrant Stock unless (1) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Warrant Stock, or (2) the Company receives an opinion satisfactory to the Company of the undersigned's legal counsel stating that such transaction is exempt from registration. The undersigned consents to the placing of a legend on its certificate for the Warrant Stock stating that the Warrant Stock has not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Warrant Stock until the Warrant Stock may be legally resold or distributed without restriction.

The undersigned has considered the federal and state income tax implications of the exercise of the Warrant and the purchase and subsequent sale of the Warrant Stock.

Dated:

August 31, 2009

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)

Dated: _________ , 200_

Holder's Signature:

Holder's Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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